(Logo)
Vista
Family of Mutual Funds

THE
GROWTH FUND OF WASHINGTON

Annual Report
December 31, 1996

Growth of a $10,000 Investment

(Line graph comparing the growth of a $10,000 investment in the Fund, Standard & Poor's 500 Composite Index, and the Consumer Price Index since the fund's inception (August 7, 1985) to year end 1996.

Plot Points in Dollars

DATE        GFW         S&P500        CPI
9/1/85     9525          10000       10000
12/31/85  10119          11428       10120
12/31/86  11551          13554       10231
12/31/87  12041          14259       10685
12/31/88  14115          16610       11157
12/31/89  16304          21859       11676
12/31/90  13290          21177       12389
12/31/91  16794          27595       12768
12/31/92  19770          29694       13139
12/31/93  22245          32670       13500
12/31/94  20173          33126       13861
12/31/95  29099          45530       14213
12/31/96  33363          55956       14685

            Average Annual Total Return
               To December 31, 1996
       1 year         5 years       10 years
       +9.19%         +13.60%        +10.65%


The Fund's results reflect payment of the maximum sales charge of 4.75%, thus the net investment was $9,525. All dividends and capital gain distributions are reinvested in additional shares without a sales charge. The graph covers the period of the Fund's inception (August 7, 1985) to December 31, 1996. The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.

     Fund results in this letter were computed without a sales charge.
Here are the total and average annual compound returns for the following periods ended December 31, 1996 on a $1,000 investment at the 4.75% maximum sales charge with all distributions reinvested: 10 years: +175.22%, or +10.65% a year; 5 years: +89.16%, or +13.60% a year; and 12 months: +9.19%.
Sales charges are lower for accounts of $100,000 or more.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED BY FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE FUND. ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Fellow Shareholders

Nineteen ninety-six marked another year of positive performance for The Growth Fund of Washington. The Fund's net asset value on December 31, 1996 was $20.00 compared to $18.19 on December 31, 1995. During the year, the Fund paid income dividends of 6 1/2 cents per share and a long-term capital gain distribution of 79 cents per share. For the twelve months ended December 31, 1996, the value of the Fund's shares increased 14.65% while the unmanaged Standard & Poor's 500 Composite Index was up 22.90%, both including the reinvestment of distributions. At year-end, the weighted average price-earnings multiple for the Fund was 13.0 times 1997 estimated earnings, or 26% less than the S&P 500's multiple of over 17.5 times.
     The equity markets advanced against a backdrop of concerns about the strength of the economy. Any statistic that indicated underlying strength was accompanied by concerns that the Federal Reserve Board would raise interest rates. However, this action was not taken. The market advance was narrow in scope, with big cap issues leading the advance. The economy was characterized by modest growth with inflation held under control.
     The Fund's financial services and banking issues benefitted from this stable interest rate environment. The telecommunications sector faced a number of competitive issues and procedural delays, with selective issues benefitting from alliances and combinations brought about by the Telecommunications Act of 1996.
     On December 31, 1996, The Growth Fund of Washington held 30 securities in 14 industry groups. The Fund's five largest holdings, representing 43.87% of net assets, were: Federal National Mortgage Association (10.56%); Federal Home Loan Mortgage Corp. (9.88%); Lockheed Martin Corporation (9.11%); Richfood Holdings Inc. (7.45%); and Washington Post Company Class B (6.87%).
     During the six months ended December 31, 1996, three new companies were added to the Fund's portfolio: DIGEX, Inc., a Beltsville, Maryland-based national Internet service provider of service exclusively to businesses; Human Genome Sciences, Inc., a Rockville, Maryland-based company, that is a leader in gene sequencing, with licensing agreements with major pharmaceutical companies for therapeutic and diagnostic product development; and Transaction Network Services, Inc., a Herndon, Virginia-based telecommunications network provider that links vendors, credit card and other transaction processors. In addition, US Order, Inc. changed its name to InteliData Technologies Corp.
     During the same period, five positions were eliminated: COMSAT Corp.; PennFed Financial Services, Inc.; Security First Network Bank, FSB; Tele-Communications Inc., Series A, Liberty Media Group; and Tysons Financial Corp.
     Prospects continue to appear bright for the regional economy despite slower growth in some parts of the area. Job growth has been concentrated in the private sector. Many companies with attractive growth dynamics have been established, especially in the telecommunications and technology areas. Technologies formerly used exclusively by the government and military are now being converted to commercial application, creating many high-growth companies.
     As always, we welcome your comments, and we look forward to reporting to you again in six months.

Sincerely,

(Signatures)

 James H. Lemon, Jr.        Harry J. Lister
      Chairman                 President

February 18, 1997


Investment Portfolio as of December 31, 1996

                                                                        Number
Industry                                                                  of           Market       Percent of
Group               Securities<F1>                                      Shares          Value       Net Assets

Aerospace           Lockheed Martin Corp.                                48,563      $  4,443,515        9.11%
                    Bethesda-based defense/aerospace
                    company, that also designs and services
                    communication and information systems.

Banking &           Capital One Financial Corp.                          31,000         1,116,000        2.29
Credit              Northern Virginia-based general purpose
                    credit card issuer, with $12.8 billion in
                    managed loans.

                    Crestar Financial Corp.                               31,000        2,305,625        4.72
                    Richmond-based bank holding company
                    with approximately $22.9 billion in assets.

                    First Citizens Financial Corp.<F2>                    32,397          591,245        1.21
                    Montgomery and Frederick County-based
                    savings bank with about $700 million in
                    assets.

                    NationsBank Corporation                               22,200        2,170,050        4.45
                    A multi-bank holding company with
                    operations in 16 states and Washington,
                    DC with $227 billion in assets.

                    Signet Banking Corp.                                  66,000        2,029,500        4.16
                    A multi-bank holding company with over
                    200 branches in Maryland, Virginia and
                    Washington, DC with about $12.0 billion
                    in assets.

                    TOTAL                                                               8,212,420       16.83

Basic Industry &    Danaher Corp.                                         25,000        1,165,625        2.39
Manufacturing       Washington, DC-based manufacturer of
                    hand tools, automotive & transportation
                    equipment, and process & environmental
                    controls.

Biotechnology       Human Genome Sciences, Inc.<F2>                      15,000          611,250         1.25
                    Rockville, Maryland-based company, a
                    leader in gene sequencing, with licensing
                    agreements with major pharmaceutical
                    companies for therapeutic and diagnostic
                    product development.

Computer            American Management Systems, Inc.<F2>                 39,000          955,500        1.96%
Services &          Northern Virginia-based leading supplier
Hardware            of information technologies.

                    DIGEX Inc.<F2>                                       40,000           415,000         .85
                    Beltsville, Maryland-based national Internet
                    service provider of service exclusively to
                    businesses.

                    DST Systems, Inc.<F2>                                10,400           326,300         .67
                    Provides information processing and
                    computer software services and products
                    primarily to mutual funds.

                    InteliData Technologies Corp.<F2>
                    (previously US Order Inc.)                           19,300           139,925         .28
                    Headquartered in Herndon, Virginia, it is
                    a leader in the  smart telephone and home
                    banking business.

                    MICROS Systems, Inc.<F2>                             26,500           814,875        1.67
                    Maryland-based manufacturer and
                    marketer of systems and software for the
                    hospitality industry.

                    Transaction Network Services, Inc.<F2>               30,000           345,000         .71
                    Herndon, Virginia-based telecommunications
                    network provider that links venders and
                    credit card and other transaction processors.

                    TOTAL                                                              2,996,600         6.14

Electronics         Harman International Industries, Inc.                15,750           876,094        1.80
                    Washington, DC-based specialty
                    manufacturer of electronic and audio
                    components.

Financial           Federal Home Loan Mortgage Corp.                      43,800        4,823,475        9.88
Services            Northern Virginia-based company which
                    purchases, securitizes and guarantees
                    mortgages.

                    Federal National Mortgage Association               138,320        5,152,420        10.56
                    Washington, DC-based, it is the nation's
                    largest residential mortgage funding
                    operation through the secondary market.

                    TOTAL                                                               9,975,895       20.44

Food &              Richfood Holdings, Inc.                             150,000        3,637,500         7.45%
Food Services       Virginia-based wholesale supplier to
                    grocery retailers in the region.

Household           The Black & Decker Corp.                             10,000           301,250         .62
Products            Maryland-based maker of a wide range of
                    products sold to residential and commercial
                    markets in over 100 countries.

Office Furniture    U.S. Office Products Co.<F2>                         17,000          580,125         1.19
& Products          Washington, DC-based company that sells
                    office supplies, products and furniture
                    through catalogues.

Publishing &        EZ Communications, Inc.<F2>                           15,000          549,375        1.12
Communications      Fairfax-based company which acquires,
                    develops and operates radio stations in
                    several states.

                    The Washington Post Co., Class B                     10,000         3,351,250        6.87
                    Washington, DC-based company publishes
                    "The Washington Post" and "Newsweek;"
                    owns several TV stations and over 50 cable
                    TV systems.

                    TOTAL                                                              3,900,625         7.99

Retail              Circuit City Stores, Inc.                            35,000         1,054,375        2.16
                    Richmond-based retailer of audio, video
                    and brand name consumer electronic
                    products, and has a presence in the used
                    car market through CarMax.

                    Giant Food, Inc., Class A                            53,800         1,856,100        3.80
                    Landover, Maryland-based company which
                    operates over 170 supermarkets in the
                    mid-Atlantic region including
                    Washington, DC.

                    TOTAL                                                               2,910,475        5.96

Telecommuni-        Bell Atlantic Corp.                                   28,000        1,813,000        3.71%
cations             Holding company for the Mid-Atlantic
                    telephone companies serving a six state
                    area and Washington, DC.

                    LCI International, Inc.<F2>                           30,000          645,000        1.32
                    Northern Virginia-based long distance
                    carrier providing domestic and international
                    voice & data services.

                    MCI Communications Corp.                             60,000         1,961,250        4.02
                    Washington, DC-based company which
                    is the second largest telecommunications
                    service network in the United States.

                    TOTAL                                                               4,419,250        9.05

Transportation      CSX Corp.                                            70,000        2,957,500         6.06
                    Richmond-based holding company for
                    transportation and natural resources with
                    railroad, barge, trucking, pipeline, and
                    ocean shipping units.

                    Securities in initial period of acquisition<F2>                      410,000          .84

                    TOTAL INVESTMENT SECURITIES
                    (cost: $17,990,233)                                               47,398,124        97.12

                    Repurchase Agreements:
                      Prudential Securities Incorporated                                1,856,000        3.80
                      6.40%, issued 12/31/96, $1,856,660 including
                      interest, due  1/2/97 (collateralized by
                      $2,212,000 Federal National Mortgage Association
                      Adjustable Rate Mortgage Bonds, due 5/1/35)

                    Excess of payables over cash and receivables                        (452,664)        (.92)

                    NET ASSETS                                                       $48,801,460       100.00%

<F1> Securities listed are common stocks unless otherwise indicated.
<F2>Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements


Statement of Assets and Liabilities
as of December 31, 1996

Assets           Investment in securities,
                   at market (cost: $17,990,233)                     $47,398,124
                 Repurchase agreements,
                   (cost: $1,856,000)                                  1,856,000
                 Cash                                                     12,096
                 Dividends and interest receivable                         2,180
                 Receivable for Fund's shares sold                        15,890
                 Other assets                                             12,430    $49,296,720

Liabilities      Payable for adviser and management services              31,001
                 Payable for distribution plan                            28,985
                 Payable for Fund's shares repurchased                   417,974
                 Accounts payable and accrued expenses                    17,300        495,260

Net Assets       Capital stock ($.01 par value, 2,440,169 shares
                   outstanding, 25,000,000 authorized)                    24,401
                 Paid-in capital                                      19,359,941
                 Undistributed investment income                           9,793
                 Undistributed realized capital gains                      (566)
                 Unrealized gains                                     29,407,891    $48,801,460

                 Net asset value per share                                               $20.00

See Notes to Financial Statements

Statement of Operations
for the year ended December 31, 1996

Investment Income
                 Income:
                   Dividends                                         $   721,999
                   Interest                                              118,270    $   840,269
                 Expenses:
                   Investment advisory fee                               178,474
                   Business management fee                               172,781
                   Distribution fee                                      116,761
                   Transfer agency fee and expenses                       75,436
                   Auditing and legal fees                                28,096
                   Custodian fee and expenses                             37,569
                   Directors' fees                                         8,000
                   Postage, stationery and supplies                        5,051
                   Reports to shareholders                               14,892
                   Registration and prospectus expense                    14,384
                   Other                                                  21,813       673,257
                     Net investment income                                              167,012

Realized and Unrealized Gain on Investments
                 Net realized gain on equities, identified
                   cost basis                                          1,829,459
                 Net realized gain on options, identified
                   cost basis                                             45,648
                 Net change in unrealized gain                         4,460,111
                   Net realized and change in unrealized
                     gain on investments                                              6,335,218
                 Net increase in net assets resulting from
                   operations                                                        $6,502,230


See Notes to Financial Statements


Statement of Changes in Net Assets

                                                                  For the year ended December 31,
                                                                         1996           1995
Increase in Net Assets
                 Operations:
                   Net investment income                           $     167,012  $     345,826
                   Net realized gain on equity investments             1,829,459      2,028,012
                   Net realized gain on option contracts                  45,648              0
                   Net change in unrealized gain on
                     investments                                      4,460,111      11,999,577
                     Net increase in net assets
                       resulting from operations                       6,502,230     14,373,415

                 Dividends and Distributions Paid to
                   Shareholders:
                   Dividends from net investment income                (156,885)      (336,934)
                   Distributions from net realized gains             (1,874,144)    (2,029,200)
                     Total                                           (2,031,029)    (2,366,134)

                 Capital Stock Transactions:
                   Net decrease in net assets resulting
                     from capital stock transactions                 (1,066,834)      (324,849)
                     Total increase in net assets                      3,404,367     11,682,432

                 Net Assets:
                   Beginning of year                                  45,397,093     33,714,661
                   End of year                                       $48,801,460    $45,397,093


See Notes to Financial Statements

Financial Highlights
for a share outstanding throughout the fiscal year

                                                                                For the year ended December 31,
                                                 1996      1995      1994      1993      1992
Net asset value, beginning of year              $18.19    $13.32    $15.37    $14.16    $12.34

Income from investment operations:
   Net investment income                           .07       .14       .18       .14       .14
   Net realized and unrealized gain (loss)
     on investments                               2.60      5.72    (1.61)     1.63       2.03
     Total from investment operations             2.67      5.86    (1.43)      1.77      2.17

Less Distributions:
   Dividends (from net investment
     income)                                     (.07)     (.14)     (.18)     (.14)     (.13)
   Distributions (from capital gains)            (.79)     (.85)     (.44)     (.42)     (.22)
     Total distributions                         (.86)     (.99)     (.62)     (.56)     (.35)
Net asset value, end of year                   $20.00    $18.19    $13.32    $15.37    $14.16

Total return<F1>                                14.65%    44.25%   (9.32%)    12.52%    17.72%

Ratios/supplemental data:
   Net assets, end of year (in thousands)      $48,801   $45,397   $33,715   $39,990   $37,162
   Ratio of expenses to average net assets       1.42%     1.46%     1.50%     1.55%     1.55%
   Ratio of net income to average net assets      .35%      .87%     1.20%      .87%     1.04%
   Average commissions paid<F2>               6.96 cents
   Portfolio turnover rate                   24.20%    25.65%    13.34%    13.52%    12.89%

<F1> Excludes maximum sales charge of 4.75% of the Fund's offering price.
<F2> Brokerage commissions paid on portfolio transactions increase the cost of securities being purchased or reduce the proceeds of securities sold, and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

See Notes to Financial Statements


Notes to Financial Statements

Note 1_Summary of Significant Accounting Policies

     The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940, (the "Act") as amended, as an open-end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. Washington Investment Advisers, Inc. is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation is the Fund's business manager (the "Business Manager"). The Investment Adviser and the Business Manager are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

     Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     Premiums received for covered call options written are deferred until the contract expires or is closed. Such premiums are valued at the last sales price of the option or, in the absence of a sale, the mean between the last reliable bid and ask price.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

     Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $37,569 includes $2,254 that was paid by these credits rather than in cash.

     Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2_Investment Adviser and Business Management Fees and Other
Transactions with Affiliates

     Pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee of 0.375% per annum on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. The Business Management Agreement provides that the Business Manager receive a fee of 0.375% per annum on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The fees are computed daily and paid monthly. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager but will be reimbursed in equal parts out of fees paid to those parties to the extent certain of its expenses exceed applicable state limits. No such limits were exceeded during the year ended December 31, 1996. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees; accounting and recordkeeping expenses; Distribution Plan expenses; costs of designing, printing, and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale, or repurchase of shares of the Fund (including federal registration and state fees); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.

     Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

     Vista Fund Distributors, Inc. received $13,111 (after allowances to dealers), as its portion of the sales charge paid by purchasers of the Fund's shares. Sales charges are not an expense of the Fund and hence are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $67,317 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

     All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3_Investment Transactions

     The Fund made purchases of investment securities, other than short-term securities, of $10,980,566 and sales of $13,048,373 during the year ended December 31, 1996. Net unrealized gains at December 31, 1996 include unrealized gains of $29,743,866 and unrealized losses of $335,975.

     The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When a call option is written, the Fund receives a premium and becomes obligated to sell the underlying security at a fixed price, upon exercise of the option. The Fund segregates assets to cover its obligations under option contracts. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains or losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     The following summarizes written option contract activity during the year :

                                                    Number
                                                      of
                                                   Contracts  Amount
Outstanding at January 1, 1996                        200     $45,648
Contracts opened                                        0           0
Expired during period                               (200)    (45,648)
Outstanding at December 31, 1996                        0 $         0

Note 4_Capital Stock Transactions

Transactions in capital stock were:

                                                For the Year Ended
                                                    December 31
                                               1996             1995
In shares:
Shares sold                                   108,114          145,686
Shares issued in rein-
  vestment of dividends                        92,912          123,106
Total shares issued                           201,026          268,792
Shares redeemed                             (257,397)        (303,237)
Net decrease                                 (56,371)         (34,445)

In dollars:
Shares sold                               $ 2,072,038       $2,311,798
Shares issued in rein-
  vestment of dividends                     1,861,005        2,172,864
Total shares issued                         3,933,043        4,484,662
Shares redeemed                           (4,999,877)      (4,809,511)
Net decrease                             $(1,066,834)     $  (324,849)


Report of Independent Accountant

The Board of Directors and Shareholders
The Growth Fund of Washington, Inc.
Washington, DC

     We have audited the accompanying statement of assets and liabilities and investment portfolio of The Growth Fund of Washington, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Washington, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                  (Signature)

                                             JOHNSON LAMBERT & CO.



Bethesda, MD
January 27, 1997


(Logo)
THE
GROWTH FUND
OF WASHINGTON

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President
President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Company

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart II
Vice President, Steuart Investment Co.

Margita E. White
President, Association for Maximum Service Television, Inc.

Officers

Stephen Hartwell
Executive Vice President
Chairman of the Board, Washington Management Corporation

Howard L. Kitzmiller
Senior Vice President,
Secretary and Treasurer
Senior Vice President, Secretary and Assistant Treasurer,
Washington Management Corporation

Prabha S. Carpenter
Vice President
Vice President, Washington Investment Advisers, Inc.

Lois A. Erhard
Vice President
Vice President, Washington Management Corporation

Michael W. Stockton
Assistant Vice President,
Assistant Secretary,
and Assistant Treasurer
Assistant Vice President and Assistant Treasurer,
Washington Management Corporation

J. Lanier Frank
Assistant Vice President
Assistant Vice President, Washington Management Corporation



(Logo)
Vista
Family of Mutual Funds

Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
1-800-34-VISTA


Office of the Fund and
Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665


Investment Adviser

Washington Investment Advisers, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005


Custodian

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081


Transfer Agent

DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105
800-34-VISTA


Distributor

Vista Fund Distributors, Inc.
125 West 55th Street
New York, NY 10019


Counsel

Dechert Price & Rhoads
1500 K Street, NW
Washington, DC 20005


Independent Accountants

Johnson Lambert & Co.
7500 Old Georgetown Road
Bethesda, MD 20814


This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 1997, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Fund Distributors, Inc., is unaffiliated with the Fund's Business Manager or Investment Adviser.


GFW-3

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005